UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Delta Air Lines, Inc. (“Delta”) held on June 18, 2020, seven proposals were voted upon by Delta’s shareholders. The proposals are described in detail in Delta’s definitive proxy statement for the annual meeting, filed with the Securities and Exchange Commission on April 29, 2020.

A brief description of the proposals and the final results of the votes for each matter follow:

1.	The shareholders elected all twelve director nominees to serve as members of Delta’s Board of Directors until the 2021 annual meeting of shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward H. Bastian	311,041,863	1,634,787	894,608	179,931,539
Francis S. Blake	302,636,476	9,762,754	1,172,028	179,931,539
Ashton B. Carter	310,919,968	1,354,227	1,297,063	179,931,539
David G. DeWalt	311,065,588	1,214,682	1,290,988	179,931,539
William H. Easter III	309,503,644	2,991,645	1,075,969	179,931,539
Christopher A. Hazleton	310,982,416	1,485,877	1,102,965	179,931,539
Michael P. Huerta	311,041,493	1,239,879	1,289,886	179,931,539
Jeanne P. Jackson	309,786,428	2,746,512	1,038,318	179,931,539
George N. Mattson	308,048,046	4,444,202	1,079,010	179,931,539
Sergio A. L. Rial	287,606,842	24,896,765	1,067,651	179,931,539
David S. Taylor	311,007,904	1,258,269	1,305,085	179,931,539
Kathy N. Waller	309,960,464	2,583,353	1,027,441	179,931,539

2.	The shareholders approved the advisory vote on the 2019 compensation of Delta’s named executive officers:

For	Against	Abstain	Broker Non-Votes
287,294,888	24,809,798	1,466,572	179,931,539

3.	The shareholders ratified the appointment of Ernst & Young LLP as Delta’s independent auditors for 2020:

For	Against	Abstain	Broker Non-Votes
480,933,472	10,028,001	2,541,324	Not Applicable

4.	The shareholders did not approve a shareholder proposal regarding the ability of shareholders to act by written consent requiring the minimum number of votes necessary to authorize an action:

For	Against	Abstain	Broker Non-Votes
143,979,658	167,214,396	2,377,204	179,931,539

2

5.	The shareholders did not approve a shareholder proposal requesting the issuance of a climate lobbying report:

For	Against	Abstain	Broker Non-Votes
142,987,287	168,287,343	2,296,628	179,931,539

6.	The shareholders did not approve a shareholder proposal requesting the issuance of a political contributions report:

For	Against	Abstain	Broker Non-Votes
143,215,665	168,192,710	2,162,883	179,931,539

7.	The shareholders did not approve a shareholder proposal related to the prevention of workplace sexual harassment:

For	Against	Abstain	Broker Non-Votes
100,290,231	210,073,096	3,207,931	179,931,539

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Peter W. Carter
Date: June 19, 2020	Peter W. Carter Executive Vice President & Chief Legal Officer

4